As filed with the Securities and Exchange Commission on March 7, 2005

SCHEDULE 14A
RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2005

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 28, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	For all Funds: To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)	For Apex Municipal Fund, Inc., MuniEnhanced Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.: To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment in other investment companies;

(3)	For MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc., MuniYield New York Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. To consider and act upon a proposal to approve an amendment to the Articles Supplementary or Certificate of Designation, as applicable, to permit the Fund to issue additional auction market preferred stock or auction market preferred shares, as applicable, (“AMPS”), without obtaining the approval of existing holders of AMPS; and

(4)	For all Funds: To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on February 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of Apex Municipal Fund, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

Plainsboro, New Jersey
Dated: March 20, 2005

Subject to Completion
Preliminary Combined Proxy Statement Dated March 7, 2005

COMBINED PROXY STATEMENT

APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND V, INC.
CORPORATE HIGH YIELD FUND VI, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD FUND, INC.
MUNIYIELD INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND II, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
2005 ANNUAL MEETINGS OF STOCKHOLDERS

April 28, 2005

TABLE OF CONTENTS (continued)

        The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term Used in this Combined Proxy Statement
Apex Municipal Fund, Inc.	Apex
Corporate High Yield Fund V, Inc.	CHY V
Corporate High Yield Fund VI, Inc.	CHY VI
MuniEnhanced Fund, Inc.	MuniEnhanced
MuniHoldings California Insured Fund, Inc.	MH California Insured
MuniHoldings Insured Fund II, Inc.	MH Insured II
MuniYield Arizona Fund, Inc.	MY Arizona
MuniYield California Fund, Inc.	MY California
MuniYield California Insured Fund, Inc.	MY California Insured
MuniYield Florida Fund	MY Florida
MuniYield Fund, Inc.	MY Fund
MuniYield Insured Fund, Inc.	MY Insured
MuniYield Michigan Insured Fund II, Inc.	MY Michigan Insured II
MuniYield New Jersey Fund, Inc.	MY New Jersey
MuniYield New York Insured Fund, Inc.	MY New York Insured
MuniYield Quality Fund, Inc.	MY Quality
MuniYield Quality Fund II, Inc.	MY Quality II

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors or the Board of Trustees, as applicable, of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 28, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 20, 2005.

        Each Fund is organized as a Maryland corporation, except MY Florida, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares” or “Shares of Common Stock,” shares of auction market preferred stock and auction market preferred shares of beneficial interest are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “stockholders,” for the Maryland corporations, the Articles of Incorporation and Articles Supplementary, and for the Massachusetts business trust, the Declaration of Trust and Certificate of Designation, are referred to separately or together as the “Charter,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1.	“FOR” the election of the Director nominees of each Fund;

2.	“FOR” approval of the proposed amendment to the fundamental investment restriction of the applicable Fund and

3.	“FOR” approval of the amendment to the Charter of the applicable Fund.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on February 28, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, if applicable, indicated in Exhibit A. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Shares and AMPS, if applicable, of each Fund.

1

        The Board of Directors of each Fund knows of no business other than mentioned in Items 1 through 3, as applicable, of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The stockholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart:

Fund	Item 1. Election of Directors		Item 2. Approval of Amendment to Fundamental Investment Restriction	Item 3. Approval of Charter Amendment
Apex	Yes		Yes	No
CHY V	Yes		No	No
CHY VI	Yes		No	No
MuniEnhanced*	Yes	**	Yes	No
MH California Insured*	Yes	**	No	No
MH Insured II*	Yes	**	No	No
MY Arizona*	Yes	**	Yes	Yes
MY California*	Yes	**	Yes	Yes
MY California Insured*	Yes	**	Yes	Yes
MY Florida*	Yes	**	Yes	Yes
MY Fund*	Yes	**	Yes	No
MY Insured*	Yes	**	Yes	No
MY Michigan Insured II*	Yes	**	Yes	Yes
MY New Jersey*	Yes	**	Yes	No
MY New York Insured*	Yes	**	Yes	Yes
MY Quality*	Yes	**	Yes	Yes
MY Quality II*	Yes	**	Yes	Yes

*	With respect to each Item applicable to a Fund, the holders of Shares of Common Stock and AMPS are entitled to vote on the Item. See “Additional Information—Quorum and Vote Required.”
**	Only holders of AMPS are entitled to vote on the election of the two AMPS Directors. The holders of Shares of Common Stock and AMPS are entitled to vote on the election of the remaining Directors. See “Item 1. Election of Directors” and “Additional Information—Quorum and Vote Required.”

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings of all the Funds (except for Apex, for which information is provided in the following paragraph), the Directors will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud (collectively, the “Director Nominees”).

        Pursuant to the Charter of Apex, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Director elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified or until their earlier retirement, resignation or removal. At the Meeting, three Class II Directors and one Class III Director of Apex are to be elected. The Class II Director Nominees are Messrs. Bodurtha, London and Swensrud and the Class III Director Nominee is Mr. Doll.

2

        It is intended that all properly executed proxies will be voted on the election of directors (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Apex:

        All properly executed proxies will be voted (1) “FOR” the three (3) Class II Director Nominees, James H. Bodurtha, Herbert I. London and Stephen B. Swensrud to serve until the 2008 Annual Meeting of Stockholders; and (2) “FOR” the one (1) Class III Director Nominee, Robert C. Doll, Jr., to serve with Robert S. Salomon, Jr., who was previously elected a Class III Director, until the 2007 Annual Meeting of Stockholders.

For CHY V and CHY VI:

        All properly executed proxies will be voted “FOR” the seven (7) Director Nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier retirement, resignation or removal.

Nominees to be Elected by Holders of Shares of CHY V and CHY VI
James H. Bodurtha	Roberta Cooper Ramo
Robert C. Doll, Jr	Robert S. Salomon, Jr.
Joe Grills	Stephen B. Swensrud
Herbert I. London

For MuniEnhanced, MH California Insured, MH Insured II, MY Arizona, MY California, MY California Insured, MY Florida, MY Fund, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality and MY Quality II:

(1)	All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) Director Nominees listed in the chart below to be elected by the holders of AMPS; and

(2)	All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the five (5) Director Nominees listed in the chart below to be elected by the holders of Shares and AMPS:

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS

MuniEnhanced	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, and Stephen B. Swensrud

MH California Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MH Insured II	James H. Bodurtha and Robert S. Salomon, Jr.	Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

3

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS

MY Arizona	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, and Stephen B. Swensrud

MY California	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, and Stephen B. Swensrud

MY California Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, and Stephen B. Swensrud

MY Florida	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MY Fund	James H. Bodurtha and Herbert I. London	Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Insured	James H. Bodurtha and Robert S. Salomon, Jr.	Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

MY Michigan Insured II	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MY New Jersey	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MY New York Insured	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MY Quality	Herbert I. London and Robert S. Salomon, Jr.	James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

MY Quality II	James H. Bodurtha and Herbert I. London	Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

4

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†† (50)	President and Director*	President and Director of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	114 registered investment companies consisting of 150 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators, L.P.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	The complex of funds advised by FAM and MLIM.

        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) or NASDAQ, as applicable, with respect to each Fund (“non-interested Directors”) is set forth below. Each non-interested Director Nominee is a member of each Fund’s Audit Committee and Nominating Committee.

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha** (61)	Director	Director of each Fund since the year listed in Exhibit B.

Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

				38 registered investment companies consisting of 55 portfolios	None

5

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Joe Grills** (69)	Director	Director of each Fund since the year listed in Exhibit B.

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004 and Director Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

				38 registered investment companies consisting of 55 portfolios	Kimco Realty Corporation

Herbert I. London (66)	Director	Director of each Fund since the year listed in Exhibit B.

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

				38 registered investment companies consisting of 55 portfolios	None

6

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo (62)	Director	Director of each Fund since the year listed in Exhibit B.

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.

				38 registered investment companies consisting of 55 portfolios	None

Robert S. Salomon, Jr. (68)	Director	Director of each Fund since the year listed in Exhibit B.

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2001; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				38 registered investment companies consisting of 55 portfolios	None

Stephen B. Swensrud (71)	Director	Director of each Fund since the year listed in Exhibit B.

Chairman of Fernwood Advisors Inc. (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of R.P.P. Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

				39 registered investment companies consisting of 56 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee of each Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Committees and Board Meetings

        The Board of each Fund maintains a standing Audit Committee and a standing Nominating Committee. Currently, all of the non-interested Directors, Ms. Ramo and Messrs. Bodurtha, Grills, London, Salomon and Swensrud, are members of each Fund’s Audit Committee. The Nominating Committee of each Fund consists of three of the non-interested Directors, Ms. Ramo and Messrs. London and Salomon.

7

       Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommended that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for the Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties.

        Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for all the Funds, except MH Insured II and MY Insured, which received such written disclosures from their independent registered public accounting firm, Ernst & Young LLP (“E&Y”). Each Audit Committee has discussed with D&T and E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2004 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. The non-interested Directors have retained independent legal counsel to assist them in connection with these

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duties. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. Each Fund adopted a Charter of the Nominating Committee on February 18, 2004, a copy of which is attached hereto as Exhibit D.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to the listing standards of the NYSE or American Stock Exchange, as applicable; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Director or Directors at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the stockholder and identify the Fund, class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

Committee and Board of Directors Meetings

        During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

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Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with FAM and its affiliates. Effective January 1, 2005, Mr. Doll was elected by each Fund’s Board as a Director of each Fund. Effective January 1, 2005, Mr. Doll was also elected as President of each Fund by the Fund’s Board.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each non-interested Director an annual retainer of $125,000 for his or her services to MLIM/FAM-advised funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on the relative net assets of the fund.

        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation required by each non-interested Director is set forth in Exhibit B to this Combined Proxy Statement.

Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

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Stock Ownership

        Set forth in Exhibit B to the Combined Proxy Statement is the following information for each Director Nominee: (i) the number of Shares of Common Stock and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all registered funds overseen by the Director Nominee in the Merrill Lynch family of funds.

        As of the Record Date, no non-interested Director Nominee or his or her immediate family members, owned beneficially or of record any securities of ML &Co.. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, a Director and officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the election of the Director Nominees with respect to each Fund.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” the election of the Director Nominees.

ITEM 2. APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION

        The Board of each of Apex, MuniEnhanced, MY Arizona, MY California MY California Insured, MY Florida, MY Fund, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York, MY Quality and MY Quality II has approved, and recommends that Fund stockholders approve, the amendment to the investment restriction of the Fund prohibiting investment in other investment companies, except under certain circumstances. The investment restriction is a fundamental policy of each Fund and may not be changed without stockholder approval.

        The investment restriction as proposed to be amended is set forth below. The language to be added appears in bold face type.

The Fund may not:

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

        Each Fund has adopted a fundamental investment restriction that provides that a Fund may not invest in other investment companies except under certain specified circumstances. You are being asked to approve changes to that fundamental investment restriction that would allow each Fund to invest in other investment companies by purchasing shares of tax-exempt money market funds advised by the Fund’s Investment Adviser and its affiliates as permitted by an exemptive order issued to each Fund by the SEC (the “SEC Order”). This change will make it possible for each Fund, in the future, to invest uninvested cash balances in the shares of

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affiliated tax-exempt money market funds. Uninvested cash might arise from a variety of sources including dividend or interest payments, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments or liquidation of portfolio securities. Any such investment will be on the same terms and on the same basis as other stockholders in such tax-exempt money market funds, except that shares of tax-exempt money market funds sold to and redeemed by a Fund will not be subject to a sales load, redemption fee, distribution fee under a Rule 12b-1 plan or a service fee, and if the shares are subject to any such fee, the Investment Adviser will waive its advisory fee in an amount necessary to offset the amount of any such fees incurred. If such investment would be subject to an advisory fee, the Fund’s Investment Adviser has agreed to waive a portion of its advisory fee in an amount to offset the amount of fees incurred by the Fund. The SEC Order permits a Fund to invest up to 25% of its total assets in an affiliated tax-exempt money market fund. If the proposed amendment is adopted, each Fund will interpret the amended restriction in light of the existing SEC Order or as it may be amended in the future.

        The Board of each Fund believes that investment in affiliated tax-exempt money market funds would provide each Fund with an efficient and cost-effective means of investing uninvested cash balances.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of the change to the fundamental investment restriction with respect to each applicable Fund.

        The Board of Directors of each Fund recommends that the stockholders of that Fund vote FOR the proposal to amend the Fund’s fundamental investment restriction regarding investing in other investment companies.

ITEM 3. PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OR
CERTIFICATE OF DESIGNATION

        At meetings held in November 2004, the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary or Certificate of Designation, as applicable, of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) for each Fund is attached as Exhibit E to this Combined Proxy Statement. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendment be submitted to the stockholders of each of the Funds for approval at the Meeting. The Boards recommend that the stockholders of each Fund approve the proposed amendment to that Fund’s Articles Supplementary or Certificate of Designation.

        Currently, the Articles Supplementary or Certificate of Designation of each Fund require the approval of a majority of a Fund’s outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in a Fund’s capital structure.

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        The proposed amendment provides the Board and each Fund with greater flexibility to adjust a Fund’s leverage in response to market conditions. The proposed amendment permits the Board to authorize a Fund to issue additional AMPS in order to maintain the Fund’s targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.

        The issuance of additional AMPS may provide holders of Shares of Common Stock with a potentially higher yield or at least provide the Fund with additional income to maintain the current level of its monthly dividend. Further, the issuance of additional leverage will enable each Fund to be more in line with the leverage percentages of its peer funds and therefore be on more of a level playing field with respect to overall performance comparisons. The use of leverage, however, involves certain risks for holders of Shares of Common Stock, including the greater likelihood of higher volatility of the Fund’s yield, its net asset value and the market price of the Shares of Common Stock. Furthermore, since any decline in the value of the Fund’s investments will affect only the holders of Shares of Common Stock, in a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for Shares of Common Stock. There can be no assurance that the Fund will earn a higher yield or return on its investment portfolio than the then current dividend rate (and any additional distribution) it pays on the AMPS. Under certain circumstances, when the Fund is required to allocate taxable income to holders of AMPS, the Fund anticipates that the terms of any additional AMPS will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation. Under certain conditions, the benefits of leverage to holders of Shares of Common Stock will be reduced or eliminated, and the Fund’s leveraged capital structure could result in a lower yield or return to holders of Shares of Common Stock than if the Fund were not leveraged. Leverage also creates the risk that the investment return on the Fund’s Shares of Common Stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares of Common Stock.

        The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund’s average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

        Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations (“NRSROs”) as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

        If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares of Common Stock and AMPS (one vote per share) and will vote together with holders of outstanding Shares of Common Stock and AMPS as a single class.

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        In connection with the election of a Fund’s Board, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund’s Board members, and the remaining Board members will be elected by all holders of Shares of Common Stock and AMPS. If at any time dividends on shares of the Fund’s preferred stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund’s Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund’s fundamental investment policies.

        Stockholders will not be entitled to appraisal rights under Maryland law with respect to Maryland corporations and under Massachusetts law with respect to Massachusetts business trusts.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of the Charter amendment for the listed Funds.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” the proposed amendment to the Fund’s Articles Supplementary or Certificate of Designation, as applicable.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $750 for each Fund.

Quorum and Vote Required

        For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings (whether Shares of Common Stock only or Shares of Common Stock and AMPS, as applicable), present in person or by proxy:

Apex (Shares of Common Stock only) MuniEnhanced (Shares of Common Stock and AMPS) MY Arizona (Shares of Common Stock and AMPS)

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MY California (Shares of Common Stock and AMPS)
MY California Insured (Shares of Common Stock and AMPS)
MY Florida (Shares of Common Stock and AMPS)
MY Fund (Shares of Common Stock and AMPS)
MY Insured (Shares of Common Stock and AMPS)
MY Michigan Insured II (Shares of Common Stock and AMPS)
MY New Jersey (Shares of Common Stock and AMPS)
MY New York Insured (Shares of Common Stock and AMPS)
MY Quality (Shares of Common Stock and AMPS)
MY Quality II (Shares of Common Stock and AMPS)

        For the Funds listed below, a quorum consists of holders of one-third of the shares (Shares of Common Stock only or Shares of Common Stock and AMPS, as applicable) entitled to vote at the Meetings, present in person or by proxy:

CHY V (Shares of Common Stock only) CHY VI (Shares of Common Stock only) MH California Insured (Shares of Common Stock and AMPS) MH Insured II (Shares of Common Stock and AMPS)

        For Funds with Shares of Common Stock and AMPS, the quorum requirements must be met for holders of Shares of Common Stock and AMPS, each considered separately as a class.

        Assuming a quorum is present, approval of Items 1 and 3 will require the affirmative vote of stockholders holding at least the percentage of Shares of Common Stock and AMPS indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The vote required for approval of Item 2 is the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund (an “Investment Company Act Majority”). The Investment Company Act Majority must be obtained by the Shares of Common Stock and AMPS, voting together as a single class, and by the AMPS, voting separately as a class.

	Item 1		Item 3
Fund	Election of AMPS Directors	Election of Other Directors	Proposed Amendment to Articles Supplementary or Certificate of Designation

Apex	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock	N/A

CHY V	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock	N/A

CHY VI	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock	N/A

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	Item 1		Item 3
Fund	Election of AMPS Directors	Election of Other Directors	Proposed Amendment to Articles Supplementary or Certificate of Designation

MuniEnhanced	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MH California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MH Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Arizona	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY California	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Florida	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares of Common Stock and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class	Affirmative vote of a majority of the Shares of Common Stock and AMPS, outstanding and entitled to vote, voting together as a single class, and two-thirds of the AMPS outstanding and entitled to vote, voting separately as a class

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	Item 1		Item 3
Fund	Election of AMPS Directors	Election of Other Directors	Proposed Amendment to Articles Supplementary or Certificate of Designation

MY Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Michigan Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY New Jersey	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY New York Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Quality	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

MY Quality II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class	Affirmative vote of a majority of the outstanding Shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS, voting separately as a class

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        If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares of Common Stock and AMPS, if applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

        All Shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares of Common Stock and AMPS will be voted:

1.	“FOR” the Director Nominees;

2.	“FOR” the approval of an amendment to a fundamental investment restriction for each applicable Fund; and

3.	“FOR” the approval of the Charter amendment for each applicable Fund.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to the Shares of Common Stock of the Funds, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to the amendment to the fundamental investment restriction (Item 2) or the proposed Charter amendment (Item 3). Shares of AMPS of any Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of non-routine matters such as Item 2 or Item 3, as applicable, and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on the Item, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against the Item and (iii) with respect to each Fund, holders of that Fund’s Shares of Common Stock have voted to approve the Item. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on the Item in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on the Item. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, (a) with respect to the election of Directors (Item 1) it will do so with respect to Shares of Common Stock and AMPS in the

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same proportion as the votes received from beneficial owners of those Shares of Common Stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name and (b) with respect to the amendment to the fundamental investment restriction (Item 2) or the amendment to the Fund’s Charter (Item 3), it will do so with respect to the AMPS only, in the same proportion as the votes received from beneficial owners of AMPS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund, except for MY Florida; in the case of MY Florida, abstentions and broker non-votes will have the same effect as a vote against Item 1. For all Funds, abstentions and broker non-votes will have the same effect as a vote against Items 2 and 3.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filing or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

19

        Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Registered Public Accounting Firm	Audit Fees ($)		Audit-Related Fees ($)				Tax Fees ($)		All Other Fees ($)
		2004	2003	2004		2003		2004**	2003**	2004	2003
Apex	D&T	31,200	24,000	0		0		5,610	4,800	0	0
CHY V	D&T	35,000	35,000	7,500	***	7,500	***	5,200	9,800	0	0
CHY VI	D&T	35,000	31,500	7,500	***	0		5,200	4,800	0	0
MuniEnhanced	D&T	26,000	25,000	5,600	*	10,400	*	5,610	4,800	0	0
MH California Insured	D&T	38,200	26,000	3,000	*	10,800	*	5,610	4,800	0	0
MH Insured II	E&Y	31,500	30,550	3,000	*	3,000	*	5,200	5,000	0	0
MY Arizona	D&T	24,000	23,000	3,000	*	5,600	*	5,610	4,800	0	0
MY California	D&T	26,000	25,000	3,000	*	5,600	*	5,610	4,800	0	0
MY California Insured	D&T	28,000	26,000	3,000	*	5,600	*	5,610	4,800	0	0
MY Florida	D&T	25,000	25,000	3,000	*	5,600	*	5,610	4,800	0	0
MY Fund	D&T	30,000	26,000	3,000	*	5,600	*	5,610	4,800	0	0
MY Insured	E&Y	32,000	32,550	3,000	*	3,000	*	5,200	5,000	0	0
MY Michigan Insured II	D&T	26,000	25,000	3,000	*	5,600	*	5,610	4,800	0	0
MY New Jersey	D&T	26,000	25,000	3,000	*	5,600	*	5,610	4,800	0	0
MY New York Insured	D&T	28,000	26,000	3,000	*	5,600	*	5,610	4,800	0	0
MY Quality	D&T	28,000	26,000	3,000	*	5,600	*	5,610	4,800	0	0
MY Quality II	D&T	26,000	25,000	3,000	*	5,600	*	5,610	4,800	0	0

*	Primarily related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
***	Primarily related to the performance of agreed upon compliance procedures related to revolving credit and security agreements.

        Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Fund	Independent Registered Public Accounting Firm	Audit-Related Fees ($)				Tax Fees ($)				All Other Fees ($)
		2004		2003		2004		2003		2004		2003
Apex	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
CHY V	D&T	945,000	*	485,500	*	5,200	**	9,800	**	0		56,140	***
CHY VI	D&T	945,000	*	485,500	*	5,200	**	4,800	**	0		56,140	***
MuniEnhanced	D&T	485,500	*	0		5,610	**	4,800	**	56,140	***	0
MH California Insured	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MH Insured II	E&Y	0		0		0		0		0		0
MY Arizona	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY California	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY California Insured	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY Florida	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY Fund	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY Insured	E&Y	0		0		0		0		0		0
MY Michigan Insured II	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY New Jersey	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY New York Insured	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY Quality	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***
MY Quality II	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0		56,140	***

*	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
***	Primarily associated with project management of non-financial systems implementations.

20

        Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
		2004		2003
Apex	D&T	16,119,826	†	18,695,237	†
CHY V	D&T	14,926,536	†	18,707,737	†
CHY VI	D&T	14,926,536	†	17,032,558	†
MuniEnhanced	D&T	18,188,110	†	17,149,448	†
MH California Insured	D&T	16,122,826	†	18,706,037	†
MH Insured II	E&Y	7,183,600	††	2,317,000	††
MY Arizona	D&T	13,278,706	†	18,700,837	†
MY California	D&T	13,278,706	†	18,700,837	†
MY California Insured	D&T	13,278,706	†	18,700,837	†
MY Florida	D&T	13,278,706	†	18,700,837	†
MY Fund	D&T	13,278,706	†	18,700,837	†
MY Insured	E&Y	7,183,600	††	2,317,000	††
MY Michigan Insured II	D&T	13,278,706	†	18,700,837	†
MY New Jersey	D&T	12,456,835	†	18,700,837	†
MY New York Insured	D&T	13,278,706	†	18,700,837	†
MY Quality	D&T	13,278,706	†	18,700,837	†
MY Quality II	D&T	13,278,706	†	18,700,837	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
††	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

21

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder of any Fund (with the exception of CHY V and CHY VI, for which information is provided in the next paragraph) intends to present a proposal at the 2006 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in April 2006, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by November 21, 2005. The persons named as proxies in the proxy materials for the 2006 Annual Meeting of Stockholders for each of the Funds (except CHY V and CHY VI) may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 4, 2006. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        CHY V and CHY VI each expects to hold its next Annual Meeting of Stockholders in April 2006. Proposals of stockholders intended to be presented at the meetings must be received by the Funds by November 21, 2005 for inclusion in the applicable Fund’s proxy statement and form of proxy for that meeting. The By-Laws of CHY V and CHY VI generally require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders.

22

Notice of any such business must be in writing and received at the Fund’s principal executive office during the period from January 29, 2006 to February 28, 2006. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of Apex Municipal Fund, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Arizona Fund, Inc. MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

Dated: March 20, 2005

23

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

			Shares Outstanding as of the Record Date
Fund	Fiscal Year End	Meeting Time	Shares of Common Stock	AMPS
Apex	6/30	9:00 A.M.	19,596,732	n/a
CHY V	8/31	9:20 A.M.	32,922,493	n/a
CHY VI	8/31	9:40 A.M.	35,281,981	n/a
MuniEnhanced	1/31	10:00 A.M.	29,369,874	7,480
MH California Insured	6/30	10:20 A.M.	40,657,301	15,600
MH Insured II	9/30	10:40 A.M.	22,352,426	8,180
MY Arizona	10/31	11:00 A.M.	4,478,382	1,212
MY California	10/31	11:20 A.M.	21,295,255	5,600
MY California Insured	10/31	11:40 A.M.	34,361,200	9,200
MY Florida	10/31	12:00 P.M.	13,551,880	3,800
MY Fund	10/31	12:20 P.M.	44,430,631	13,720
MY Insured	10/31	12:40 P.M.	67,303,125	22,800
MY Michigan Insured II	10/31	1:00 P.M.	12,046,592	3,560
MY New Jersey	11/30	1:20 P.M.	14,203,242	4,760
MY New York Insured	10/31	1:40 P.M.	39,445,962	10,360
MY Quality	10/31	2:00 P.M.	30,425,258	8,000
MY Quality II	10/31	2:20 P.M.	22,366,930	6,000

A-1

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	Number of Meetings Held*	Annual Fee	Per Meeting Fee**	Number of Meetings Held*	Annual Fee ***	Per Meeting Fee **	Number of Meetings Held*	Aggregate Fee	Aggregate Fees and Expenses
Apex	4	$ 78	$218	4	$ 78	$218	1	$0	$12,608
CHY V	4	$227	$221	4	$227	$221	1	$0	$16,507
CHY VI	4	$238	$221	4	$238	$221	1	$0	$25,842
MuniEnhanced	4	$220	$225	4	$220	$225	1	$0	$21,772
MH California Insured	4	$437	$218	4	$437	$218	1	$0	$32,943
MH Insured II	4	$227	$221	4	$227	$221	1	$0	$22,873
MY Arizona	4	$ 42	$221	4	$ 42	$221	1	$0	$14,620
MY California	4	$200	$221	4	$200	$221	1	$0	$22,337
MY California Insured	4	$324	$221	4	$324	$221	1	$0	$25,343
MY Florida	4	$129	$221	4	$129	$221	1	$0	$15,943
MY Fund	4	$401	$221	4	$401	$221	1	$0	$31,310
MY Insured	4	$636	$221	4	$636	$221	1	$0	$41,834
MY Michigan Insured II	4	$117	$221	4	$117	$221	1	$0	$18,386
MY New Jersey	4	$138	$225	4	$138	$225	1	$0	$19,109
MY New York Insured	4	$363	$221	4	$363	$221	1	$0	$26,692
MY Quality	4	$289	$221	4	$289	$221	1	$0	$26,763
MY Quality II	4	$196	$221	4	$196	$221	1	$0	$21,716

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Co-Chairmen of the Audit Committee.
†	Co-Chairman of the Audit Committee receives an additional fee of $50,000 per year.

A-2

Information about 5% Beneficial Owners of Shares of Common Stock or AMPS

A-3

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Bodurtha	Doll	Grills	London	Ramo	Salomon	Swensrud
Apex	2002	2005	1994	2002	2002	1996	1992
CHY V	2002	2005	2001	2002	2002	2001	2001
CHY VI	2003	2005	2003	2003	2003	2003	2003
MuniEnhanced	1995	2005	2002	1989	1999	2002	2002
MH California Insured	1997	2005	2002	1997	1999	2002	2002
MH Insured II	2002	2005	1999	2002	2002	1999	1999
MY Arizona	1995	2005	2002	1992	1999	2002	2002
MY California	1995	2005	2002	1992	1999	2002	2002
MY California Insured	1995	2005	2002	1992	1999	2002	2002
MY Florida	1995	2005	2002	1992	1999	2002	2002
MY Fund	1995	2005	2002	1991	1999	2002	2002
MY Insured	2002	2005	1994	2002	2002	1996	1992
MY Michigan Insured II	1995	2005	2002	1992	1999	2002	2002
MY New Jersey	1995	2005	2002	1992	1999	2002	2002
MY New York Insured	1995	2005	2002	1992	1999	2002	2002
MY Quality	1995	2005	2002	1992	1999	2002	2002
MY Quality II	1995	2005	2002	1992	1999	2002	2002

B-1

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

        Information relating to the share ownership, if any, by the Director Nominees as of the Record Date is set forth in the chart below.

Director Nominee	Fund	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity in Each Fund	Aggregate Dollar Range of Securities in all MLIM/FAM-Advised Funds Overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director Nominee:
Robert C. Doll, Jr.	None	None	None	None	Over $100,000
Non-Interested Director Nominees:
James H. Bodurtha	MuniEnhanced			$1 - $10,000	Over $100,000
	MY Quality			$1 - $10,000
Joe Grills	None	None	None	None	Over $100,000
Herbert I. London	None	None	None	None	Over $100,000
Roberta Cooper Ramo	None	None	None	None	Over $100,000
Robert S. Salomon, Jr.	None	None	None	None	Over $100,000
Stephen B. Swensrud	None	None	None	None	$50,001 - $100,000

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

Compensation Paid by Each Fund($)*

	Bodurtha**	Grills**	London	Perold***	Ramo	Salomon	Swensrud
Apex	1,974	1,974	1,888	1,888	1,888	1,888	1,888
CHY V	3,160	3,160	2,820	2,820	2,820	2,820	2,820
CHY VI	4,026	4,026	3,669	3,669	3,669	3,669	3,669
MuniEnhanced	4,000	4,000	3,559	2,189	3,559	3,559	3,559
MH California Insured	4,435	4,435	3,944	3,944	3,944	3,944	3,944
MH Insured II	3,471	3,471	3,126	3,126	3,126	3,126	3,126
MY Arizona	2,171	2,171	2,105	2,019	2,105	2,105	2,105
MY California	3,692	3,692	3,372	2,962	3,372	3,372	3,372
MY California Insured	4,877	4,877	4,359	3,698	4,359	4,359	4,359
MY Florida	3,013	3,013	2,806	2,541	2,806	2,806	2,806
MY Fund	5,621	5,621	4,980	4,124	4,980	4,980	4,980
MY Insured	7,875	7,875	6,858	5,438	6,858	6,858	6,858
MY Michigan Insured II	2,898	2,898	2,711	2,471	2,711	2,711	2,711
MY New Jersey	3,128	3,128	2,907	2,155	2,907	2,907	2,907
MY New York Insured	5,257	5,257	4,676	3,934	4,676	4,676	4,676
MY Quality	4,549	4,549	4,086	3,494	4,086	4,086	4,086
MY Quality II	3,650	3,650	3,337	2,937	3,337	3,337	3,337

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee.
***	Resigned effective October 1, 2004.

B-2

        Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM-advised funds to non-interested Directors for the year ended December 31, 2004.

Non-Interested Director	Aggregate Compensation Paid to Non-Interested Directors by MLIM/FAM-Advised Funds
James H. Bodurtha*	$250,000
Joe Grills*	$250,000
Herbert I. London	$225,000
Andre Perold**	$168,750
Roberta Cooper Ramo	$225,000
Robert S. Salomon, Jr.	$225,000
Stephen B. Swensrud	$225,000

*	Co-Chairman of the Board of Directors and Co-Chairman of the Audit Committee.
**	Mr. Perold resigned effective October 1, 2004.

B-3

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†(50)	President and Director of all Funds listed in this Combined Proxy Statement since 2005.	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	114 registered investment companies consisting of 150 portfolios	None

William R. Bock (69)	Vice President of MY Florida since 2002. Vice President of MY Insured since 2001.	Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer of:
Apex
CHY V
CHY VI
MuniEnhanced
MH California Insured
MH Insured II
MY Arizona
MY California
MY California Insured
MY Florida
MY Fund
MY Insured
MY Michigan Insured II
MY New Jersey
MY New York Insured
MY Quality
MY Quality II	Vice President/ Treasurer since:
1993/1999
2001/2001
2003/2003
1993/1999
1997/1999
1999/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
	1993/1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.	124 registered investment companies consisting of 163 portfolios	None

C-1

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert D. DiMella (38)	Vice President of MH Insured II since 1999.	Managing Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	6 registered investment companies consisting of 6 portfolios	None

B. Daniel Evans (60)	Vice President of CHY V since 2001. Vice President of CHY VI since 2003.	Managing Director of MLIM since 2004; Director of MLIM from 2000 to 2004; Vice President of MLIM from 1995 to 2000.	10 registered investment companies consisting of 9 portfolios	None

Kenneth A. Jacob (50)	Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II. Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997	37 registered investment companies consisting of 49 portfolios	None

Theodore R. Jaeckel, Jr. (44)	Vice President of Apex since 1997.	Managing Director (Municipal Tax-Exempt Fund Management) of FAM since 2005; Director of FAM from 1997 to 2005.	6 registered investment companies consisting of 6 portfolios	None

John M. Loffredo (41)	Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II. Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37 registered investment companies consisting of 49 portfolios	None

C-2

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Michael Kalinoski (34)	Vice President of MY Arizona and MY Quality since 1999; Vice President of MY Quality II since 2000 and Vice President of MuniEnhanced since 2002.	Vice President and Portfolio Manager of MLIM since 1999.	4 registered investment companies consisting of 4 portfolios	None

Walter O’Connor (42)	Vice President of MY California since 1995; Vice President of MH California Insured since 1997; Vice President of MY New York Insured since 2002; Vice President of MY California Insured since 2002.	Managing Director (Municipal Tax-Exempt) of MLIM since 2004; Director (Municipal Tax-Exempt) of MLIM from 1997 to 2004; Vice President of MLIM from 1993 to 1997.	5 registered investment companies consisting of 5 portfolios	None

Elizabeth M. Phillips (53)	Vice President of CHY V since 2001 and Vice President of CHY VI since 2003.	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Robert D. Sneeden (51)	Vice President of MY Florida and MY New York Insured since 2003.	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	3 registered investment companies consisting of 3 portfolios	None

Fred K. Steube (53)	Vice President of MY Michigan Insured II since 2003.	Vice President of MLIM since 1989.	4 registered investment companies consisting of 4 portfolios	None

Alice A. Pellegrino (44)	Secretary of all Funds listed in this Combined Proxy Statement since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997.	123 registered investment companies consisting of 156 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators, L.P.

C-3

Exhibit D

CHARTER OF THE NOMINATING COMMITTEE

Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

D-1

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

D-2

APPENDIX A

Apex Municipal Fund, Inc.

Corporate High Yield Fund, Inc.

Corporate High Yield Fund III, Inc.

Corporate High Yield Fund V, Inc.

Corporate High Yield Fund VI, Inc.

MuniAssets Fund, Inc.

MuniHoldings Insured Fund II, Inc.

MuniInsured Fund, Inc.

MuniYield Insured Fund, Inc.

MuniEnhanced Fund, Inc.

MuniHoldings California Insured Fund, Inc.

MuniYield Arizona Fund, Inc.

MuniYield California Fund, Inc.

MuniYield California Insured Fund, Inc.

MuniYield Florida Fund

MuniYield Fund, Inc.

MuniYield Michigan Insured Fund II, Inc.

MuniYield New Jersey Fund, Inc.

MuniYield New York Insured Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

D-3

EXHIBIT E-1

PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

MUNIYIELD ARIZONA FUND, INC. SERIES A
MUNIYIELD CALIFORNIA FUND, INC. SERIES A AND B
MUNIYIELD CALIFORNIA INSURED FUND, INC. SERIES A AND B
MUNIYIELD MICHIGAN INSURED FUND II, INC. SERIES A AND B
MUNIYIELD NEW YORK INSURED FUND, INC. SERIES A AND B
MUNIYIELD QUALITY FUND, INC. SERIES A, B, C AND D
MUNIYIELD QUALITY FUND II, INC. SERIES A, B AND C

        Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue[, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody’s and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

E-1-1

EXHIBIT E-2

PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

MUNIYIELD ARIZONA FUND, INC. SERIES B

        Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than the AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount (other than the AMPS authorized hereby) of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody’s and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

E-2-1

EXHIBIT E-3

PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

MUNIYIELD CALIFORNIA FUND, INC. SERIES C

        Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of AMPS authorized hereby),] any series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS or Other AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS or Other AMPS differently than those of a Holder of shares of any other series of AMPS or Other AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS or Other AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody’s and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

E-3-1

EXHIBIT E-4

PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

MUNIYIELD NEW YORK INSURED FUND, INC. SERIES C, D AND E

        Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody’s and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

E-4-1

EXHIBIT E-5

PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF

MUNIYIELD FLORIDA FUND, SERIES A

        Section 5(c) of the Certificate of Designation is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue[, or increase the authorized or issued amount of,] any class or series of shares of beneficial interest ranking prior to the AMPS or [on a parity with] any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] provided however that the Board of Trustees, without the vote or consent of the holders of AMPS, may from time to time increase the amount of authorized and issued shares of any series of AMPS or any other series of Preferred Shares ranking on a parity with AMPS with respect to the payment of dividends, or the distribution of assets upon dissolution, liquidation or winding up the affairs of the Trust then outstanding and issue such shares, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares, provided however that the amendment of the Declaration solely to incorporate an increase in the amount of any series of AMPS or Preferred Shares and the terms of issuance thereof, as permitted by subsection (i) of this subparagraph (c) shall not be deemed to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of AMPS are issued in more than one series, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody’s and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

E-5-1

EXHIBIT E-6

PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF

MUNIYIELD FLORIDA FUND, SERIES B

        Section 5(c) of the Certificate of Designation is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):

Right to Vote with Respect to Certain Other Matters. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue[, or increase the authorized or issued amount of,] any class or series of shares ranking prior to the AMPS or [on a parity with] any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, provided however that the Board of Trustees, without the vote or consent of the holders of AMPS, may from time to time increase the amount of authorized and issued shares of any series of AMPS or any other series of Preferred Shares ranking on a parity with AMPS with respect to the payment of dividends, or the distribution of assets upon dissolution, liquidation or winding up the affairs of the Trust then outstanding and issue such shares, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of AMPS or any other Preferred Shares, provided however that the amendment of the Declaration solely to incorporate an increase in the amount of any series of AMPS or Preferred Shares and the terms of issuance thereof, as permitted by subsection (i) of this subparagraph (c) shall not be deemed to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody’s and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of beneficial interest and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

E-6-1

APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Class II Nominees to serve until the 2008 Annual Meeting of Stockholders:
James H. Bodurtha, Herbert I. London and Stephen B. Swensrud

Class III Nominee to serve until the 2007 Annual Meeting of Stockholders:
Robert C. Doll, Jr.

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

COMMON STOCK

CORPORATE HIGH YIELD FUND V, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund V, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

CORPORATE HIGH YIELD FUND VI, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund V, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD CALIFORNIA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or if not marked, to vote “FOR” Proposals 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2, and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3 and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the articles supplementary of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Roberta Cooper Ramo and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the certificate of designation of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

       The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 28, 2005, at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

       By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1, 2 and 3 as marked, or if not marked, to vote “FOR” Proposals 1, 2 and 3, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Robert C. Doll, Jr., Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	Proposal to approve an amendment to the certificate of designation of the Fund.	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares in the same proportion as votes cast by holders of Auction Market Preferred Shares who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope